UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: November 14, 2007

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive, Houston, Texas, 77084
(281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03      Material Modifications to Rights of Security Shareholders

On November 14, 2007, the Board of Directors of Atwood Oceanics, Inc. (the “Company”) approved the Atwood Oceanics, Inc. Nonemployee Directors’ Elective Deferred Compensation Plan (the “Plan”). The purpose of the Plan is to provide nonemployee directors of the Company with an opportunity to defer compensation earned as a director. A nonemployee director may defer all or a specified percentage of such compensation. The nonemployee directors may defer both restricted stock awards and the cash retainer payable annually for service as a Company director. The total compensation received by the nonemployee directors is not affected by the Plan. The Plan becomes effective on December 1, 2007.

This summary description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS

( d)      10.1     Atwood Oceanics, Inc. Nonemployee Directors’ Elective Deferred Compensation Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC. (Registrant) /s/ James M. Holland James M. Holland Senior Vice President DATE : November 14, 2007